                                                                Exhibit: 10.12

                                Amendment No. 1
                               to Loan Agreement
                                by and between
                   The Boatmen's National Bank of St. Louis
                                      and
                              The Source Company

      This Amendment No. 1 to Loan Agreement (this "Amendment"), dated as of May 31, 1996, is entered into by and between THE SOURCE COMPANY ("Borrower") and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS ("Lender").


                                   RECITALS
                                   --------

A. Borrower and Lender have entered into that certain Loan Agreement dated as of August 16, 1995 (the "Loan Agreement"); and

B. Borrower and Lender have agreed to amend the Loan Agreement on the terms and conditions set forth below.


                                   AGREEMENT
                                   ---------

      In consideration of the mutual covenants and promises contained herein and for other sufficient consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS; SECTION REFERENCES. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. Section references are to Sections of the Loan Agreement unless otherwise indicated.

2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended, subject to the terms and conditions set forth herein, as follows:

2.1. The first sentence of Section 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           Lender commits to make advances to Borrower (each a "Working Capital Advance") from time to time during the period commencing on the Effective Date and ending at the close of business on July 1, 1997 (the "Ultimate Revolving Maturity Date").

2.2. Section 2.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           2.2. REBATE PROGRAM COMMITMENT. Lender commits to make advances to Borrower (each a "Rebate Program Advance") from time to time during the period commencing on the Effective Date and ending at the close of business on the Ultimate Revolving Maturity Date. (The from time to time outstanding principal balance of all Rebate Program Advances from the Lender is referred to herein as the "Rebate Program Loan".) The obligation of Borrower to repay the Rebate Program Loan shall be evidenced by a promissory note payable

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     to the order of Lender in the principal amount of $2,500,000.00 (the
     "Rebate Program Note") satisfactory to Lender. Amounts applied to reduce the Rebate Program Loan may be reborrowed as Rebate Program Advances as provided herein, but no Rebate Program Advance will be made on or after the Ultimate Revolving Maturity Date. At any time after an Event of Default occurs that is not waived in writing by Lender, Lender may cancel the Rebate Program Commitment as provided in Section 15.3.

2.3. Section 2.6 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           2.6. DEFINITION OF WORKING CAPITAL BORROWING BASE. The "Working Capital Borrowing Base" on any date shall be 60% of the total outstanding principal balance of the Eligible Accounts as of the close of business on such date, plus 75% of the total outstanding principal balance of the Eligible Magazine Accounts as of the close of business on such date, minus the outstanding principal balance of the Term Loan as of the close of business on such date.

2.4. There is hereby added a new Section 2.8 of the Loan Agreement to read as follows:

           2.8 TERM COMMITMENT. Lender commits to make a term loan (the "Term Loan") to Borrower in the amount of $275,000.00 (the "Term Commitment"). The Term Loan will be made in a single advance on the date of this Amendment. The obligation of Borrower to repay the Term Loan shall be evidenced by a promissory note payable to the order of Lender in a principal amount equal to the Term Commitment (the "Term Note"). Amounts applied in repayment of the Term Loan may not be reborrowed.

2.5. Section 3.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           3.1. RATES. The Working Capital Loan, the Rebate Program Loan, and the Term Loan shall each bear interest at a per annum rate equal to the CBR plus one percent (1%).

2.6.  The following is hereby added to the end of Section 4.3.1 of the Loan
     Agreement:

           Borrower may wholly prepay the Term Loan at any time, and may make partial prepayments on the Term Loan in whole multiples of $1,000 from time to time, but only if (i) Borrower gives Lender written notice of Borrower's intention to make such prepayment at least one Business Day prior to tendering the prepayment, and (ii) Borrower pays any accrued interest on the amount prepaid at the time of such prepayment. Each partial prepayment on the Term Loan shall be applied to the remaining principal installments in the inverse order of their due dates.

2.7. There is hereby added a new Section 4.6 of the Loan Agreement to read as follows:

           4.6 SCHEDULED PAYMENTS ON TERM LOAN. Borrower shall pay interest accrued on the Term Loan monthly in arrears, beginning on the first day July,

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     1996, and continuing on the first day of each calendar month thereafter, through and including June 1, 1999 (the "Term Maturity Date"). Borrower shall pay interest accrued on the Term Loan after the Term Maturity Date on demand. Borrower shall repay the Term Loan in 36 monthly installments of principal each in the amount of $7,640.00, commencing on July 1, 1996, and continuing on the first day of each calendar month thereafter, with the final installment in the amount of the remaining outstanding principal balance due on the Term Maturity Date.

2.8. The following sentence is hereby added to the end of Section 12.1 of the Loan Agreement:

           The proceeds of the Term Loan shall be used solely to fund Borrower's acquisition of the assets of Magazine Marketing, Inc.

2.9. Section 12.14.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           12.14.1. BORROWING BASE CERTIFICATE. A Borrowing Base Certificate on the thirtieth (30th) day of each month, to be dated as of the last day of the preceding month.

2.10. Section 12.14.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           12.14.3. AGINGS REPORT. At Lender's request, a report of the aging of all Accounts and Rebates of Borrower in such reasonable detail as Lender may require.

2.11. Section 12.14.4 of the Loan Agreement is hereby deleted in its entirety.

2.12. Section 12.14.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

           12.14.8. FEDERAL TAX RETURNS. At Lender's request, a copy of each tax return filed by Borrower.

2.13. Sections 14.3 through 14.6 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

           14.3. MINIMUM INTEREST COVERAGE. The ratio of Borrower's Net Operating Cash Flow to Interest Expense for each fiscal quarter, calculated as of the last day of each such quarter, shall not be less than 5.0:1.

           14.4. MINIMUM NET WORTH. Borrower's Net Worth shall at no time be less than $3,500,000.00.

           14.5. WORKING CAPITAL. Borrower's Working Capital shall at no time be less than $2,500,000.00.

           14.6. DEBT RATIO. The ratio of Borrower's Total Liabilities as of the end of each fiscal quarter to its Adjusted Tangible Net Worth as of the end of such fiscal quarter shall not exceed 1.5:1.

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

2.14. The following definitions contained in Appendix 1.2 of the Loan Agreement are hereby amended to read as follows:

           "Commitments": the Working Capital Commitment, the Rebate Program Commitment and the Term Commitment.

           "Loans": on any date, the outstanding principal balance of all Advances and the outstanding principal balance of the Term Loan.

           "Notes": the Working Capital Note, the Rebate Program Note and the Term Note.

           "Rebate Program Commitment": Lender's obligation to make Rebate Program Advances as described in Section 2.2, up to a maximum principal amount of $2,500,000.

3.     CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.

3.1. CERTAIN DOCUMENTS. As conditions precedent to the effectiveness of this Amendment, Borrower shall, unless waived in writing by Lender, furnish or cause to be furnished to Lender the following, all in form and substance satisfactory to Lender:

3.1.1. AMENDMENT.  This Amendment, duly executed on behalf of Borrower.

3.1.2. GOOD STANDING CERTIFICATES. Certificates of good standing of Borrower in Borrower's states of incorporation and qualification, issued by the Secretary of State of such states.

3.1.3. CERTIFICATE OF SECRETARY. A Certificate of the Secretary of Borrower certifying (i) that the copies of its articles or certificate of incorporation and bylaws delivered to Lender in connection with the initial loan closing are accurate and complete and there have been no amendments thereto, (ii) the resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment by Borrower, and (iii) the names, titles, incumbency and true signatures of the corporate officers who are authorized to sign this Amendment on behalf of Borrower.

3.1.4. REBATE PROGRAM NOTE AND TERM NOTE. A new Rebate Program Note in the amount of $2,500,000.00 in replacement of the existing $1,500,000.00 Rebate Program Note, along with a Term Note in the amount of $275,000.00.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) the Person executing this Amendment on behalf of Borrower has been duly authorized to do so; (iii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iv) each of this Amendment and the Loan Agreement as amended hereby constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors

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


       rights generally or by equity principles of general application (whether considered in an action at law or in equity), (v) except as disclosed on the disclosure schedule attached hereto as Exhibit A and the disclosure schedule attached to the Loan Agreement, all of the representations and warranties contained in Section 10 of the Loan Agreement are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment, except that with respect to the representations and warranties made regarding financial data in
       Section 10.12, such representations and warranties are hereby made with respect to the most recent Financial Statements and other financial data (in the form required by the Loan Agreement) delivered by Borrower to Lender, and (vi) there exists no Default which is continuing and no Event of Default has occurred under the Loan Agreement, as amended by this Amendment.

5. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Liens of Lender under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended hereby.

6. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement and other Loan Documents remain in full force and effect, (ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents,
       (iv) the Liens of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and
       (v) Borrower has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

7. GOVERNING LAW. This Amendment has been delivered in St. Louis, Missouri and shall be governed by and construed in accordance with the laws and decisions of the State of Missouri without giving effect to the choice or conflicts of law principles thereunder.

8. SECTION TITLES. The section titles contained in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10. INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

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11.    STATUTORY NOTICE  The following notice is given pursuant to Section
       432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

       ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

       BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

       IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                     THE SOURCE COMPANY


                                     By: /s/ Lance McCord
                                         -------------------------------------
                                     Print Name:
                                                 -----------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------------

                                     THE BOATMEN'S NATIONAL BANK
                                     OF ST. LOUIS


                                     By: /s/ Timothy Halls
                                         -------------------------------------
                                     Print Name:
                                                 -----------------------------
                                     Title:
                                            ----------------------------------

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                                   EXHIBIT A
                             (DISCLOSURE SCHEDULE)













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